VolitionRx

NYSE MKT: VNRX


VOLITION RX

Corporate Presentation

Updated
November 2015

Forward-Looking Statements and Disclaimer

- This presentation has been prepared by VolitionRx Limited solely for informational purposes. Certain of the information used in this presentation has been obtained from independent industry sources, publications or research reports. This information has been obtained from sources we believe to be reliable. However, we have not independently verified such information. Some of the statements in this presentation and otherwise made by the Company may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934 as amended, that concern matters that involve risks and uncertainties that could cause actual results to differ materially from those anticipated or projected in the forward-looking statements. Words such as expects, anticipates, intends, plans, aims, targets, believes, seeks, estimates, optimizing, potential, goal, suggests, and similar expressions identify forward-looking statements. All statements other than historical facts are forward-looking statements.
- Forward-looking statements relate to, among other things, the effectiveness of the Company's bodily fluid based diagnostic tests, as well as the Company's ability to develop and successfully commercialize such test platforms for early detection of cancer. The Company's actual results may differ materially from those indicated by forward-looking statements, due to numerous risks and uncertainties. For instance, if we fail to develop and commercialize diagnostic products, we may be unable to execute our plan of operations. Other risks and uncertainties include, but are not limited to, the Company's failure to obtain necessary regulatory clearances or approvals to distribute and market future products in the clinical IVD market, a failure by the marketplace to accept the products in the Company's development pipeline, or any other diagnostic products the Company might develop. The Company will face fierce competition, and the Company's intended products may become obsolete, due to the highly competitive nature of the diagnostics market and its rapid technological change, and other risks identified on the Company's most recent annual report on form 10-K, and quarterly reports on form 10-Q, as well as other documents that the Company files with the Securities and Exchange Commission.
- The statements contained in the presentation are based on current expectations, estimates, and projections about the Company's business, based in part on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements are made as of the date of this presentation and, except as required by law, the Company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.
- Nucleosomics®, NuQ® and HyperGenomics® and their respective logos are trademarks and/or service marks of VolitionRx Limited and its subsidiaries. All other trademarks, service marks and trade names referred to in this presentation are the property of their respective owners.

Seasoned Leadership Team

Title	Background
Management	
Cameron Reynolds, MBA President & CEO	▪ 20+ years entrepreneurial executive expertise; strong experience in management, structuring and strategic planning of start-up companies ▪ Previous appointments with Integrated Coffee Technologies, Probio, Inc., Mining House Limited ▪ Education: Commerce degree and MBA from The University of Western Australia
Dr. Martin Faulkes, PhD Executive Chairman & Director	▪ 30+ years of entrepreneurial and managerial experience as founder and CEO of several software companies ▪ Previously held management positions at Logica Inc., System Programming Ltd., Triad Plc ▪ Education: Mathematics degree from Hull University, and a PhD in Mathematics from Queen Elizabeth College in London
David Kratochvil, MBA CFO	▪ Held role at Euro Pacific Capital in New York as Managing Director in the Corporate Finance department overseeing the firm's investment banking efforts across a variety of sectors. Also served as Portfolio Manager at Omega Advisors, Director at Merrill Lynch Asset Management in London and as a Tax Accountant in New York. ▪ Education: Bachelor of Science in Economics from University of Pennsylvania Wharton School; MBA from University of Chicago
Dr. Jason Terrell, MD CMO & Head of US Operations	▪ Currently owns and operates multiple diagnostic laboratories in Texas within the Any Lab Test Now franchise ▪ Since 2011, has been Medical Director of CDEX Inc., a US listed company developing drug validation technology ▪ Education: Hardin-Simmons University, University of Texas at Houston Medical School and affiliate MD Anderson
Rod Rootsaert, LLB Corporate Secretary	▪ 10+ years in providing corporate, legal and administrative services to start-ups ▪ Has served as a Director of Mining House Limited since 2007, previous appointments with Magellan Copper and Gold Plc., Delta Pacific Mining Plc. ▪ Education: University of Western Australia (Bachelor of Laws)
Scientific Executives	
Dr. Jake Micallef, PhD, MBA CSO	▪ 20+ years in R&D and management of early stage biotech companies ▪ Previous appointment with World Health Organization, developed diagnostic products in reproductive health and cancer; started Immunometrics Ltd. ▪ Co-founded Gene Expression Technologies, played a major role in procuring GeneICE technology contract with Bayer Pharma ▪ Served as Technical Officer for ValiRx Plc., in-licensed the HyperGenomics and Nucleosomics® technologies and co-founded ValiBio SA., which is now Belgian Volition SA ▪ Education: King's College London (BSc; PhD); St Thomas' Hospital Medical School, London (MSc); and Imperial College Management School (MBA)
Dr. Mark Eccleston, PhD Business Development Director	▪ Biotech entrepreneur with 18+ years experience in academia and industry ▪ Previous appointments with ValiRx Plc., CEO of Vivamer Ltd., CSO then consultant to Cambridge Applied Polymers ▪ Education: University of Aston in Birmingham, UK (Chemistry; PhD in Polymer Chemistry); and Dundee University (MBA)

VolitionRx Overview

VolitionRx is a Clinical Stage, Cancer Diagnostics Company Developing Blood Tests, Beginning With Colorectal Cancer (“CRC”), and Planned Expansion to Pancreatic Cancer, Lung Cancer, Ovarian Cancer, Prostate Cancer, Endometriosis, and Other Diseases

Who We Are

- Delaware Corp.; R&D Lab in Belgium; small admin office in Singapore
- Simple blood-based diagnostic platform based on core Nucleosomics® Technology
- Recently announced positive clinical data for CRC, pancreatic cancer, and lung cancer
- Extensive clinical trial activity underway
- Core team of 11 scientists
- Experienced management team
- 4x Tecan Evo 200 (Automation)
- US NYSE listed in Feb 2015



VolitionRx’s Belgian lab team



Company operations located in Namur, Belgium

Nucleosomics® – Technical Overview


DNA strand
Chromosome
DNA wrapped
around
nucleosomes


Nucleosomes
entering
bloodstream

- The DNA in every cell is wound around protein complexes in a "beads on a string" structure
- Each individual "bead" is called a nucleosome, and consists of DNA wrapped around a core of histone proteins
- Each core consists of four pairs of variants of H2A, H2B, H3 and H4 histones
- Histones and the DNA are subject to a variety of post translational modifications
- Various proteins interact with nucleosomes to modulate gene expression
- When a cell dies, the body breaks the DNA string up into individual nucleosomes which are released into the blood to be naturally "recycled"
- Cancer is characterized by uncontrolled and rapid cell turnover. As the body can't recycle such large amounts of cell "debris," the nucleosome level rises in a cancer patient's blood
- Each NuQ® ELISA assay captures intact nucleosomes and labels a specific feature

NuQ® VolitionRx's Novel Blood-Based Diagnostic

NuQ® Tests Identify and Measure Circulating Nucleosome Structures for the Presence of Epigenetic Cancer Signals Within Blood

- The NuQ® family currently consists of 27 NuQ® blood biomarker assays that fall into 5 main families of double antibody ELISA biomarker assays:

  1. NuQ®-X specific DNA modifications
  2. NuQ®-V histone variants
  3. NuQ®-M histone modifications
  4. NuQ®-A nucleosome-protein adducts
  5. NuQ®-T total nucleosomes

- Each captures intact nucleosomes and labels (identifies) a specific structural feature out of thousands of potential biomarkers


HRP Reporter
Profiling Antibody
Nucleosome
Capture Antibody

A figure of a nucleosome, showing different structures

Nucleosomes – Diagnostic Potential

Biomarkers Targeted are Unique and Wide Ranging, Method of Detection Very Well Established

The VolitionRx Approach

- Nucleosomes are a basic structural unit for genes
- Elevated cell turnover increases blood nucleosome levels (cancer, heart attack, surgery, severe auto-immune disease)
- Unique modifications / variants create thousands of potential biomarkers potentially covered by VolitionRx IP

VolitionRx Advantages

- Structures are thought to be causative in cancer
- Small volume of blood required
- Low cost
- Cutting edge epigenetic science using established ELISA methodology
- Simple blood assay measures these biomarkers



Modifications
DNA
Histone core
Histone tails

ELISA-Based Platform Makes it Easy & Inexpensive

Cutting-Edge Science that Leverages Robust, Affordable Test Methods

Test Advantages

1. Ease of use
2. Existing instrumentation already in most labs
3. Established robust methodology allows for low cost per test, and easy to mass produce
4. Flexible to be run in any clinical setting
    - Manual ELISA
    - Automated ELISA
    - Point of Care
5. Small amount of blood required from patient





Product Pipeline – 11 Clinical Trials Ongoing

Disease States	Clinical Trials
Colorectal Cancer	Positive 4,800 patient data released 4 ongoing clinical trials
Pancreatic Cancer	Positive data in two trials recently released Large trials under negotiation
Lung Cancer	Promising data from one trial released 2 ongoing clinical trials
Prostate Cancer	2 ongoing clinical trials
Pan-Cancer	1 ongoing clinical trial testing for 27 different cancers
Ovarian Cancer	1 ongoing pilot study
Endometriosis	1 ongoing clinical trial

Colorectal Cancer – Validation from 4,800-Subject Sample

NuQ® Tests Have Demonstrated Significant Accuracy for Colorectal Cancer

- 4,800-subject CRC study design – symptomatic population
  - 4,800 subjects with colorectal cancer, precancerous polyps or adenomas, benign bowel diseases and other malignancies; all subjects had undergone a colonoscopy
  - NuQ® CRC panel diagnostic test demonstrated (CRC versus no findings on colonoscopy and no comorbidities, all at 78% specificity):
    - **81% sensitivity (accurate detection)**
    - **63% detection of adenomas (polyps)**
    - **67% detection of high-risk adenomas**
    - **68% detection of high neoplasia adenomas**
    - Detection of early (I or II) and late-stage (III or IV) disease with similar accuracy



A scientist working in VolitionRx's Belgian lab

Source: Interim data released 9 September 2015.
These results were CRC versus no findings on colonoscopy and no comorbidities from a 4,800 blinded symptomatic-subject study conducted at Hvidovre Hospital, Copenhagen, Denmark. Samples were collected from 2010 to 2012 from subjects with colorectal cancer, polyps or adenomas, benign bowel diseases or other malignancies, all of whom have undergone a colonoscopy. Under the trial design, VolitionRx has full anonymized access to all Danish national registries and databases. The study group were all aged over 50; results were age- and gender-adjusted.

Colorectal Cancer – Comparative Data

	Emerging IVD Technologies		Current Industry Standards			
	VolitionRx[1] NuQ®	EpiGenomics (Epi proColon)	Exact Sciences DNA Cologuard	Colonoscopy	FOBT (Fecal Occult)	FIT (Fecal Immunochemical)
CRC Sensitivity	**81%**	68%	92%	95%	13%	66%
Pre – Cancer Polyp Sensitivity	**63%**	20%	42%	95%	11%	22%
Specificity	**78%**	78%	87%	90%	95%	95%
Price (Physician/Lab)	Low cost allows for price flexibility	$150	$493	$1,000+	$5	$23

1. Interim data release from 4,800 patient retrospective study released on September 9, 2015 Source: Company reports.

Additional CRC Clinical Trials

Condition	Institution	Number of Subjects	Study Details	Data Expected
Colorectal Cancer (symptomatic population)	Hvidovre Hospital (Denmark)	4,800	▪ Symptomatic subjects with colorectal cancer, polyps or adenomas, benign bowel diseases, or other malignancies ▪ All subjects underwent colonoscopy ▪ Full access to medical history through electronic audit	Ongoing analysis of the NuQ® biomarkers against this data set; data expected H1 2016
Colorectal Cancer (screening study)	Hvidovre Hospital (Denmark)	14,000 (8,000 FIT positive, 6,000 FIT negative)	▪ Population screening trial ▪ All subjects will have a fecal immunochemical test (FIT) ▪ FIT-positive subjects will have a colonoscopy ▪ Full access to medical history through electronic audit	2,500 patients as a training set and use that for remaining patients; initial data expected in Q1 2016
Colorectal Polyps (pre-cancerous colorectal adenomas)	Hvidovre Hospital (Denmark)	800	▪ Study to identify a NuQ® biomarker panel for the identification of patients with precancerous colorectal polyps	H1 2016
Colorectal Cancer	CHU Dinant Godinne UCL Namur (Belgium)	250	▪ Longitudinal study subjects with suspected colorectal cancer ▪ Study to evaluate NuQ® for early detection and prognosis of CRC	Q1 2016

The Market for Colorectal Cancer Tests

European Cancer Statistics



432,000

New CRC cases in Europe p/a[1]

126 million

Screening population[2]

European Opportunity for CRC Tests

- We believe that the European Union (EU) is a large opportunity with faster time to market due to CE Mark process
- EU has relatively higher compliance for fecal screening offering potential for rapid market adoption of a simple, more accurate blood based test
- EU recommends fecal screening for CRC for all 50-69 year olds
- Approximately 126 million 50-69 year olds in the EU
- 28 member states in EU:
  - 10 have government population screening programs (e.g. all citizens between 50 and 74)
  - 9 others have some form of screening
  - 9 have no government screening program

1. Health at a Glance: Europe 2012, OECD, [online], Available at: http://www.oecd-ilibrary.org/sites/9789264183896-en/04/04/03/index.html;jsessionid=5or2ma86e64nj.x-oecd-live-01?contentType=&itemId=%2fcontent%2fchapter%2f9789264183896-48-en&mimeType=text%2fhtml&containerItemId=%2fcontent%2fserial%2f23056088&accessItemIds=%2fcontent%2fbook%2f9789264183896-en , [accessed 03.06.2014]

Sources: Marketresearchreports.com: The Market for in-Vitro Colorectal Cancer (CRC) Screening Tests Is Expected to Reach over $1.6 Billion by 2019 [press release], Available at: http://www.sbwire.com/press-releases/marketresearchreportscom-the-market-for-in-vitro-colorectal-cancer-crc-screening-tests-is-expected-to-reach-over-16-billion-by-2019-411818.htm, [accessed 03.06.2014] *Ibid.*

Health at a Glance: Europe 2012, op. cit.

2. http://stats.oecd.org/Index.aspx?DatasetCode=POP_FIVE_HIST

Pancreatic Cancer – Pilot Study Lund University

5 NuQ® Panel

- 84% sensitivity, 90% specificity
  - Cancer vs. healthy
- 72% sensitivity, 90% specificity
  - Cancer vs. healthy and benign

4 NuQ® Panel + CA 19-9

- 92% sensitivity, 100% specificity
  - Cancer vs. healthy
- 92% sensitivity, 90% specificity
  - Cancer vs. healthy and benign



Discrimination for 4 NuQ® assay panel combined with CA19-9
3
2
1
0
-1
-2
-3
-4
Pancreatic Cancer (n=25)
Benign (n=10)
Healthy (n=24)

Source: Bauden *et al.* *Clinical Epigenetics* (2015) 7:106, DOI 10.1186/s13148-015-0139-4.

The Market for Pancreatic Cancer Tests

Relevant Cancer Statistics



338,000

New pancreatic caner cases globally p/a[1]

46 million tests

CA19-9 testing market for PC by 2019[2]
(US, UK, France, Germany, Italy, Spain, Japan)

European and US Opportunity for Pancreatic Cancer Tests

- Lifetime risk 1.5%[3]
- Annual incidence 0.04%[4]
- No reliable, universally adopted, accurate non-invasive tests
- Screening only recommended for high risk groups[5]
  - Genetic risk
  - Familial history
  - Late onset diabetics

1. http://www.wcrf.org/int/cancer-facts-figures/data-specific-cancers/pancreatic-cancer-statistics
2. Research and Markets. CA 19-9: 2013-2018 Test Volume and Sales Forecasts by Country and Market Segment: Hospitals, Commercial Labs, POC Locations-- France, Germany, Italy, Japan, Spain, UK, USA, Available at http://www.researchandmarkets.com/reports/3057280/
3. http://www.cancer.org/cancer/pancreaticcancer/detailedguide/pancreatic-cancer-key-statistics
4. SEER Cancer Statistics Factsheets: Pancreas Cancer. National Cancer Institute. Bethesda, MD, http://seer.cancer.gov/statfacts/html/pancreas.html
5. Canto MI, Harinck F, Hruban RH, Offerhaus GJ, Poley JW, Kamel I, et al. International Cancer of the Pancreas Screening (CAPS) Consortium summit on the management of patients with increased risk for familial pancreatic cancer. *Gut*. 2013 Mar. 62(3):339-47

Source: http://www.cancer.org/cancer/pancreaticcancer/detailedguide/pancreatic-cancer-key-statistics.

The Estimated Market for Pancreatic Blood Test Targeting High Risk Groups

Risk Factor	Percentage Increase Risk	At Risk Population Estimate
Familial (3 1st gen) (2 1st gen) (1 1st gen)	3200%[1] 600-700% 400-500%	33,800 families per year (Global)[2]
Hereditary (BRCA2, PALB2, ATM)	1000%[3]	1.8 million (EU and US)[4]
Lynch Syndrome	860%[5]	2.23 million (EU and US)[6]
Diabetes (> 50 onset with 3 year risk)	800%[7]	1.3 million (US) cases p/a

Augmentation / replacement of CA 19-9, up to 46 million tests p/a[8]

1. http://www.cancer.net/cancer-types/pancreatic-cancer/risk-factors
2. http://www.wcrf.org/int/cancer-facts-figures/data-specific-cancers/pancreatic-cancer-statistics
3. Brentnall T A. Cancer surveillance of patients from familial pancreatic cancer kindreds. Med Clin North Am 200084707–718.718
4. Anglian Breast Cancer Study Group. Prevalence and penetrance of *BRCA1* and *BRCA2* mutations in a population-based series of breast cancer cases. *British Journal of Cancer*. 2000;83(10):1301-1308
5. Kastrinos F, Mukherjee B, Tayob N, et al. The Risk of Pancreatic Cancer in Families with Lynch Syndrome. *JAMA : the journal of the American Medical Association.* 2009;302(16):1790-1795
6. Hampel H, de la Chapelle A. The Search for Unaffected Individuals with Lynch Syndrome: Do the Ends Justify the Means? *Cancer prevention research (Philadelphia, Pa)*. 2011;4(1):1-5
7. Pannala R, Basu A. Petersen G.M. and Chari, S.T. New-onset Diabetes: A Potential Clue to the Early Diagnosis of Pancreatic Cancer. Lancet Oncol. 2009;10(1):88–95
8. Research and Markets. CA 19-9: 2013-2018 Test Volume and Sales Forecasts by Country and Market Segment: Hospitals, Commercial Labs, POC Locations-- France, Germany, Italy, Japan, Spain, UK, USA, Available at http://www.researchandmarkets.com/reports/3057280/

Lung Cancer – Pilot Study CHU

Beyond Significant Accuracy for Colorectal Cancer, NuQ® Tests Have Also Demonstrated Broad Applications in the Detection of Other Cancers Such as Lung Cancer

- Pilot study evaluating NuQ® performance detecting lung cancer at Centre Hospitalier Universitaire (CHU) de Liege, Liege, Belgium

- Pilot study evaluating NuQ® performance detecting lung cancer in blood
  - 73 subjects with non-small cell lung cancer, chronic obstructive pulmonary disease (COPD) or with no disease (healthy)
    - **Detected 27 of 29 lung cancer cases (93% sensitivity) with two false positive results for healthy subjects (90% specificity)**
    - **Discriminated lung cancer cases from COPD**

Other Clinical Trials

Condition	Institution	Number of Subjects	Study Details	Data Expected
27 Most Prevalent Cancers	Bonn University Hospital (Germany)	4,700	▪ Study to evaluate NuQ® for early detection of 27 most prevalent cancers; and to evaluate differences in nucleosome structures between cancers ▪ Subjects with cancers including respiratory cancer, gastrointestinal cancer, gynecological cancers, urinary cancers, hematological cancer, melanoma, sarcoma and cancers of the thyroid and brain; as well as control patients with 24 other conditions and healthy individuals	H2 2016
Lung Cancer	Bonn University Hospital (Germany)	600	▪ Study to evaluate NuQ® for early detection of lung cancer ▪ Subjects with lung cancer with different histological subtypes and diverse stages of disease; subjects with benign lung diseases that are relevant for differential diagnosis; as well as samples from healthy subjects	H2 2016
Prostate Cancer	MD Anderson Cancer Center (US)	TBD	▪ Study to evaluate NuQ® for early detection of anaplastic cancer, a particularly aggressive form of prostate cancer, from typical castration resistant prostate cancer (CRPC), the less aggressive form	Q1 2016
Prostate Cancer	ImmuneHealth (Belgium)	120	▪ Multicenter study to evaluate ability of NuQ® to detect prostate cancer	Recruiting
Ovarian Cancer	Singapore General Hospital (Singapore)	40	▪ Pilot study to evaluate NuQ® for early detection of ovarian cancer	[TBD]
Endometriosis	The University of Oxford (England)	500	▪ Study to evaluate NuQ® for detection of endometriosis ▪ Subjects comprise healthy and endometriosis-positive individuals confirmed by laparoscopy, with samples taken across the menstrual cycle	H2 2016

Numerous Milestones Upcoming

Clinical Milestones	Expected Date
Data from MD Anderson Cancer Center study in prostate cancer	Q1 2016
Lung cancer – launch pilot – Belgium	Q1 2016
Training set developed from 2,500 patients in 14,000 subject prospective Danish CRC trial	Q1 2016
Data from 800 patient Danish adenoma trial	H1 2016
Possible additional data from 4,800 Danish CRC study	H1 2016
Data from 4,700 subject prospective Bonn multi-cancer trial	H2 2016
Validation data on up to 5,000 patients from 14,000 subject prospective Danish CRC trial	H2 2016
Endometriosis confirmatory 500 cohort study	H2 2016
Commercial and Regulatory Milestones	**Expected Date**
FDA pre-IDE meeting for CRC	H1 2016
EU CRC launch	H2 2016
CE mark for pancreatic cancer	Q4 2016
US PMA pivotal trial for CRC	Late 2016 / Early 2017
CE mark for lung cancer	Q2 2017

VolitionRx

NYSE MKT: VNRX

Cameron Reynolds, President and CEO
c.reynolds@volitionrx.com

Scott Powell, Vice President, Investor Relations
s.powell@volitionrx.com
+1 (646) 650 1351

VolitionRx

Belgian Volition SA
Centre Technologique
20A Rue du
Séminaire
BE-5000 Namur
Belgium

www.volitionrx.com